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                             ING SERIES FUND, INC.
                                 ("REGISTRANT")

               Supplement dated June 30, 2006 to the current
    Class I share Prospectuses for ING Aeltus Money Market Fund dated
  July 29, 2005, the Domestic Equity and Income Funds, Domestic Equity Growth Funds, Domestic Equity Index Funds, and Strategic Allocation Funds each dated September 30, 2005, the Global Equity Fund and International Equity Fund dated February 28, 2006 and ING 130/30 Fundamental Research Fund dated April 28, 2006
                         (collectively "Funds")

On June 7, 2006, the Board of Directors of the above listed Registrant, approved lowering the minimum investment amount for the Class I shares of the Funds to $250,000. Effective immediately, the Prospectuses are revised as follows:

1. The first paragraph under the sub-section entitled, "Purchase of Shares" in the section entitled "Shareholder Guide - How To Purchase Shares" is hereby deleted in its entirety and replaced with the following:

        The minimum initial investment for Class I shares is $250,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.;
        (vi) ING Groep N.V. affiliates for purposes of corporate cash management; (vii) by other ING Funds in the ING Family of Funds; and
        (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

2. The last sentence of the fourth paragraph, is hereby deleted and replaced with the following:

        The Fund(s) and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

3. The first bullet point under the sub-section entitled, "Systematic Withdrawal Plan" in the section entitled "Shareholder Guide - How To Redeem Shares" is hereby deleted in its entirety and replaced with the following:

        -  Your account must have a current value of at least $250,000.

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT FILED ON BEHALF OF THE REGISTRANT ON MARCH 13, 2006.

             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                             ING SERIES FUND, INC.
                                ("REGISTRANT")

  Supplement dated June 30, 2006 to the current Class A, Class B, Class C and Class I shares Statements of Additional Information ("SAIs") for ING Aeltus Money Market Fund dated July 29, 2005, the Domestic Equity and Income Funds,
   Domestic Equity Growth Funds, Domestic Equity Index Funds, and Strategic Allocation Funds each dated September 30, 2005, the Global Equity Fund and
 International Equity Fund dated February 28, 2006 and ING 130/30 Fundamental
           Research Fund dated April 28, 2006 (collectively "Funds")

Effective June 7, 2006, the Board of Directors of the above listed Registrant, approved lowering the minimum investment amounts for the Class I shares of the Funds to $250,000. Effective immediately, the SAIs are revised as follows:

1. The section entitled "Automatic Cash Withdrawal Plan," of the above listed Funds' SAIs is deleted in its entirety and replaced with the following:

        A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund ($250,000 in the case of Class I shares). Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month.
        There may be tax consequences associated with these transactions. Please consult your tax adviser.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE